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                                                                 EXHIBIT (10)(m)
                                                        Composite Conformed Copy


                                AMENDMENT NO. 1
                                      TO
                   THE FIRST AMERICAN FINANCIAL CORPORATION
                          1997 DIRECTORS' STOCK PLAN


     This Amendment No. 1 to The First American Financial Corporation 1997 Directors' Stock Plan (the "Plan") was adopted by the board of directors of The First American Financial Corporation (the "Company") on February 26, 1998, and is effective as of January 1, 1998.

     Section 5.1 of the Plan is amended to read in full as follows:

     "Grants of Options. The Committee may, if it so determines, grant Options to Non-Employee Directors, provided that, (a) if any of Options is so made,
                                --------
     such Option shall (i) be granted to all individual who are Non-Employee Directors at the time of such grant and (ii) contain identical terms (including, without limitation, the number of shares of Stock that may be purchased pursuant thereto), and (b) the number of shares of Stock that may be purchased pursuant to the Options granted to any Non-Employee Director under this Plan shall not exceed 2,250 shares during any twelve consecutive month period. Notwithstanding any other provision of this Plan, no Option shall be granted hereunder unless sufficient shares of Stock are available under Section 7."

     Section 7.1 of the Plan is amended to read in full as follows:

     "Number. Subject to the provisions of Section 7.3, the number of shares of Stock subject to Options under Section 5.1 of the Plan and issued in lieu of cash compensation under Section 6 of the Plan may not exceed 600,000 shares. The shares to be delivered under the Plan may consist, in whole or in part, of treasury Stock or authorized but unissued Stock, not reserved for any other purpose."

     IN WITNESS WHEREOF, the Company's duly authorized officers have executed this amendment at Santa Ana, California, on February 26, 1998.


                         THE FIRST AMERICAN FINANCIAL CORPORATION



                         By:      /s/ Parker S. Kennedy
                             ------------------------------------
                                  Parker S. Kennedy, President



                         By:      /s/ Mark R Arnesen
                             ------------------------------------
                                  Mark R Arnesen, Secretary